                                                                 EXHIBIT 10.14


                          APACHE MEDICAL SYSTEMS, INC.

                      NONQUALIFIED STOCK OPTION AGREEMENT


         APACHE MEDICAL SYSTEMS, INC., a Delaware corporation (the "Company"), hereby grants to Iowa Health Centers, P.C., an Iowa professional corporation d/b/a Iowa Heart Center, P.C. ("Optionee"), an option (the "Option") to purchase a total of Fifty Thousand (50,000) shares (the "Shares") of Common Stock of the Company, at the price provided herein.

         1. Nature of the Option. This Option is a non-statutory option and is not intended to qualify for any special tax benefits to Optionee.

         2. Exercise Price. This exercise price is $7.75 for each share of Common Stock.

         3. Exercise of Option. Subject to Section 6 hereof, this Option shall be exercisable during its term as follows:

                 (i) Right to Exercise. This Option may be exercised in one or more tranches at any time from the date hereof through the tenth anniversary hereof. This Option may not be exercised for a fraction of a share.

                 (ii) Method of Exercise. This Option shall be exercisable from time to time by written notice which shall state the number of Shares in respect of which this Option is being exercised. Such written notice shall be signed by Optionee or an authorized officer thereof, as the case may be, and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price.

         No Shares will be issued pursuant to the exercise of this Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed.

                 (iii) Number of Shares Exercisable. Each exercise of this Option hereunder shall reduce the total number of Shares that may thereafter be purchased under this Option.

         4. Representations. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended ("Securities Act"), at the time this Option is exercised, Optionee or an authorized officer thereof, as the case may be, shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or its Investment Representation Statement in the form attached hereto as Exhibit 1.

         5. Method of Payment. Payment of the exercise price shall be by cash or check.

         6. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee or an officer thereof, as the case may be, to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         7. Non-Transferability of Option. This Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of by Optionee in any manner other than by will or by the laws of descent or distribution and, in the case of an individual Optionee, may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs and successors of Optionee.

         8. Stock Split. In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares or other similar event, the number of shares subject to outstanding options, the appropriate exercise price and other price determinations applicable to the options shall be adjusted to appropriately reflect such event.


DATE OF GRANT:            January 7, 1997

                                       APACHE Medical Systems, Inc.
                                       a Delaware corporation


                                       By:  /s/ Gerald E. Bisbee, Jr.
                                          ------------------------------
                                       Name:   Gerald E. Bisbee, Jr.
                                            ----------------------------
                                       Title:  Chairman and CEO
                                             ---------------------------


                                       By:  /s/ Elizabeth A. Draper
                                          ------------------------------
                                        Name:   Elizabeth A. Draper
                                             ---------------------------
                                        Title:  Secretary
                                              --------------------------

Agreed to this 7th day of
January, 1997

Iowa Health Centers, P.C. d/b/a Iowa Heart Center, P.C.

By: /s/ David F. Gordon, M.D., its President
   -------------------------------------------

By: /s/ Daniel C. Aten, its Administrator
   -------------------------------------------

                                                                     EXHIBIT 1

                      INVESTMENT REPRESENTATION STATEMENT


PURCHASER:          Iowa Health Centers, P.C. d/b/a Iowa Heart Center, P.C.

SELLER:             APACHE MEDICAL SYSTEMS, INC.

COMPANY:            APACHE MEDICAL SYSTEMS, INC.

SECURITY:           COMMON STOCK

AMOUNT:             [Number of Shares exercised]

DATE:               [Date of exercise]

In connection with the purchase of the above-listed Securities, the Purchaser represents to the Seller and to the Company, the following:

         (a) The Purchaser is aware of the Company's business affairs and financial condition, and has acquired all such information about the Company as it deems necessary and appropriate to enable it to reach an informed and knowledgeable decision to acquire the Securities. The Purchaser is purchasing these Securities for its own account for investment and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended ("Securities Act").

         (b) The Purchaser understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of its investment intent as expressed herein.

         (c) The Purchaser further understands that the Securities may not be sold publicly and must be held indefinitely unless they are subsequently registered under the Securities Act or unless an exemption from registration is available. The Purchaser is able, without impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss on its investment. The Purchaser understands that the Company is under no obligation to it to register the Securities except as set forth in the Registration Agreement between Optionee and the Company dated January 7, 1997. In addition, the Purchaser understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

         (d) The Purchaser is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including, among other things: (i) the availability of certain public information about the Company; (ii) the resale
                                      -3-
occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three (3) years the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

         (e) The Purchaser further understands that at the time it wishes to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, it would be precluded from selling the Securities under Rule 144 even if the two-year minimum holding period had been satisfied. It understands that the Company is under no obligation to it to make Rule 144 available.

         (f) The Purchaser further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available from such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                                        Iowa Health Centers, P.C.
                                        d/b/a Iowa Heart Center, P.C.

                                        By:
                                           -----------------------------
                                        Name:
                                             ---------------------------
                                        Title:
                                              --------------------------

Date:
     ------------------------------
[Date of execution by Optionee]

                          APACHE MEDICAL SYSTEMS, INC.

                      NONQUALIFIED STOCK OPTION AGREEMENT


         APACHE MEDICAL SYSTEMS, INC., a Delaware corporation (the "Company"), hereby grants to Mark A. Tannenbaum, M.D. ("Optionee"), an option (the "Option") to purchase a total of Fifty Thousand (50,000) shares (the "Shares") of Common Stock of the Company, at the price provided herein.

         1. Nature of the Option. This Option is a non-statutory option and is not intended to qualify for any special tax benefits to Optionee.

         2. Exercise Price. This exercise price is $7.75 for each share of Common Stock.

         3. Exercise of Option. Subject to Section 6 hereof, this Option shall be exercisable during its term as follows:

                 (i) Right to Exercise. This Option may be exercised in one or more tranches at any time from the date hereof through the tenth anniversary hereof. This Option may not be exercised for a fraction of a share.

                 (ii) Method of Exercise. This Option shall be exercisable from time to time by written notice which shall state the number of Shares in respect of which this Option is being exercised. Such written notice shall be signed by Optionee or an authorized officer thereof, as the case may be, and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price.

         No Shares will be issued pursuant to the exercise of this Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed.

                 (iii) Number of Shares Exercisable. Each exercise of this Option hereunder shall reduce the total number of Shares that may thereafter be purchased under this Option.

         4. Representations. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended ("Securities Act"), at the time this Option is exercised, Optionee or an authorized officer thereof, as the case may be, shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or its Investment Representation Statement in the form attached hereto as Exhibit 1.

         5. Method of Payment. Payment of the exercise price shall be by cash or check.

         6. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee or an officer thereof, as the case may be, to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         7. Non-Transferability of Option. This Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of by Optionee in any manner other than by will or by the laws of descent or distribution and, in the case of an individual Optionee, may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs and successors of Optionee.

         8. Stock Split. In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares or other similar event, the number of shares subject to outstanding options, the appropriate exercise price and other price determinations applicable to the options shall be adjusted to appropriately reflect such event.


DATE OF GRANT:            January 7, 1997

                                        APACHE Medical Systems, Inc.
                                        a Delaware corporation


                                        By:  /s/ Gerald E. Bisbee, Jr.
                                           -----------------------------
                                        Name: Gerald E. Bisbee, Jr.
                                             ---------------------------
                                        Title:  Chairman and CEO
                                              --------------------------


                                        By:  /s/ Elizabeth A. Draper
                                           -----------------------------
                                        Name: Elizabeth A. Draper
                                             ---------------------------
                                        Title:  Secretary
                                              --------------------------


Agreed to this 7th day of
January, 1997

Mark A. Tannenbaum, M.D.

By: /s/ Mark A. Tannenbaum, M.D.
   --------------------------------

                                                                       EXHIBIT 1

                      INVESTMENT REPRESENTATION STATEMENT


PURCHASER:                Mark A. Tannenbaum, M.D.

SELLER:                   APACHE MEDICAL SYSTEMS, INC.

COMPANY:                  APACHE MEDICAL SYSTEMS, INC.

SECURITY:                 COMMON STOCK

AMOUNT:                   [Number of Shares exercised]

DATE:                     [Date of exercise]

In connection with the purchase of the above-listed Securities, the Purchaser represents to the Seller and to the Company, the following:

         (a) I am aware of the Company's business affairs and financial condition, and have acquired all such information about the Company as I deem necessary and appropriate to enable me to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended ("Securities Act").

         (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein.

         (c) I further understand that the Securities may not be sold publicly and must be held indefinitely unless they are subsequently registered under the Securities Act or unless an exemption from registration is available. I am able, without impairing my financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss on my investment. I understand that the Company is under no obligation to me to register the Securities except as set forth in the Registration Agreement between Optionee and the Company dated January 7, 1997. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

         (d) I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including, among other things: (i) the availability of certain public information about the Company; (ii) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three (3) years the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein, if applicable.

         (e) I further understand that at the time I wish to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, I would be precluded from selling the Securities under Rule 144 even if the two-year minimum holding period had been satisfied. I understand that the Company is under no obligation to me to make Rule 144 available.

         (f) I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available from such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                                        By:
                                           ------------------------------
                                        Mark A. Tannenbaum, M.D.


Date:
     ---------------------------------
[Date of execution by Optionee]

                          APACHE MEDICAL SYSTEMS, INC.

                      NONQUALIFIED STOCK OPTION AGREEMENT


         APACHE MEDICAL SYSTEMS, INC., a Delaware corporation (the "Company"), hereby grants to Mercy Hospital Medical Center, an Iowa not-for-profit corporation ("Optionee"), an option (the "Option") to purchase a total of Fifty Thousand (50,000) shares (the "Shares") of Common Stock of the Company, at the price provided herein.

         1. Nature of the Option. This Option is a non-statutory option and is not intended to qualify for any special tax benefits to Optionee.

         2. Exercise Price. This exercise price is $7.75 for each share of Common Stock.

         3. Exercise of Option. Subject to Section 6 hereof, this Option shall be exercisable during its term as follows:

                 (i) Right to Exercise. This Option may be exercised in one or more tranches at any time from the date hereof through the tenth anniversary hereof. This Option may not be exercised for a fraction of a share.

                 (ii) Method of Exercise. This Option shall be exercisable from time to time by written notice which shall state the number of Shares in respect of which this Option is being exercised. Such written notice shall be signed by Optionee or an authorized officer thereof, as the case may be, and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price.

         No Shares will be issued pursuant to the exercise of this Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed.

                 (iii) Number of Shares Exercisable. Each exercise of this Option hereunder shall reduce the total number of Shares that may thereafter be purchased under this Option.

         4. Representations. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended ("Securities Act"), at the time this Option is exercised, Optionee or an authorized officer thereof, as the case may be, shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or its Investment Representation Statement in the form attached hereto as Exhibit 1.

         5. Method of Payment. Payment of the exercise price shall be by cash or check.

         6. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee or an officer thereof, as the case may be, to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         7. Non-Transferability of Option. This Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of by Optionee in any manner other than by will or by the laws of descent or distribution and, in the case of an individual Optionee, may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs and successors of Optionee.

         8. Stock Split. In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares or other similar event, the number of shares subject to outstanding options, the appropriate exercise price and other price determinations applicable to the options shall be adjusted to appropriately reflect such event.


DATE OF GRANT:            January 7, 1997

                                        APACHE Medical Systems, Inc.
                                        a Delaware corporation

                                        By:  /s/ Gerald E. Bisbee, Jr.
                                           -----------------------------
                                        Name: Gerald E. Bisbee, Jr.
                                             ---------------------------
                                        Title:  Chairman and CEO
                                              --------------------------


                                        By:  /s/ Elizabeth A. Draper
                                           -----------------------------
                                        Name: Elizabeth A. Draper
                                             ---------------------------
                                        Title:  Secretary
                                              --------------------------


Agreed to this 7th day of
January, 1997

Mercy Hospital Medical Center

By: /s/ Thomas A. Reitinger, its President and CEO
    -----------------------------------------------

                                                                       EXHIBIT 1

                      INVESTMENT REPRESENTATION STATEMENT


PURCHASER:                Mercy Hospital Medical Center

SELLER:                   APACHE MEDICAL SYSTEMS, INC.

COMPANY:                  APACHE MEDICAL SYSTEMS, INC.

SECURITY:                 COMMON STOCK

AMOUNT:                   [Number of Shares exercised]

DATE:                     [Date of exercise]

In connection with the purchase of the above-listed Securities, the Purchaser represents to the Seller and to the Company, the following:

         (a) The Purchaser is aware of the Company's business affairs and financial condition, and has acquired all such information about the Company as it deems necessary and appropriate to enable it to reach an informed and knowledgeable decision to acquire the Securities. The Purchaser is purchasing these Securities for its own account for investment and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended ("Securities Act").

         (b) The Purchaser understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of its investment intent as expressed herein.

         (c) The Purchaser further understands that the Securities may not be sold publicly and must be held indefinitely unless they are subsequently registered under the Securities Act or unless an exemption from registration is available. The Purchaser is able, without impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss on its investment. The Purchaser understands that the Company is under no obligation to it to register the Securities except as set forth in the Registration Agreement between Optionee and the Company dated January 7, 1997. In addition, the Purchaser understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

         (d) The Purchaser is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including, among other things: (i) the availability of certain public information about the Company; (ii) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three (3) years the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein, if applicable.

         (e) The Purchaser further understands that at the time it wishes to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, it would be precluded from selling the Securities under Rule 144 even if the two-year minimum holding period had been satisfied. It understands that the Company is under no obligation to it to make Rule 144 available.

         (f) The Purchaser further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available from such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                                       Mercy Hospital Medical Center

                                       By:
                                          ----------------------------
                                       Name:
                                            --------------------------
                                       Title:
                                             -------------------------


Date:
     ------------------------------
[Date of execution by Optionee]